                        CARVER GOLF ENTERPRISES, INC.
                             FINANCIAL STATEMENTS
                         Year Ended December 31, 1996

                        CARVER GOLF ENTERPRISES, INC.

                                   CONTENTS

                                                         PAGE
                                                      --------
Accountant's Report...................................    1
Financial Statements:
 Balance Sheet........................................   2-3
 Statement of Operations..............................    4
 Statement of Accumulated Deficit.....................    5
 Statement of Cash Flows..............................    6
 Notes to Financial Statements........................   7-9
Supplementary Information:
 Schedule I -General and Administrative Expenses .....    10

                              PATRICK J. BARRETT
                         Certified Public Accountant
                            1109 Washington Street
                        Weymouth, Massachusetts 02189
                                (617) 337-2066

Board of Directors
Carver Golf Enterprises, Inc.
Carver, Massachusetts

I have audited the accompanying balance sheet of Carver Golf Enterprises, Inc. as of December 31, 1996, and the related statements of operations, accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carver Golf Enterprises, Inc., as of December 31, 1996, and the results of its operation and its cash flows for the year then ended in conformity with generally accepted accounting principals.

/s/ Patrick J. Barrett
Certified Public Accountant
June 30, 1997
Weymouth, Massachusetts

                        CARVER GOLF ENTERPRISES, INC.
                                BALANCE SHEET
                              December 31, 1996
                                    ASSETS

 Current Assets:
 Cash                                                                $     6,231
 Prepaid expenses                                                         37,505
 Other receivables                                                           210
                                                                   -------------
  Total Current Assets                                                    43,946
                                                                   -------------
Property and Equipment:
 Land improvements and buildings                                       1,560,229
 Equipment and fixtures                                                2,116,320
 Vehicle                                                                  10,000
                                                                   -------------
  Total Property and Equipment                                         3,686,549
 Less, accumulated depreciation                                       (1,903,409)
                                                                   -------------
 Property and Equipment -Net                                           1,783,140
                                                                   -------------
Other Assets:
 Covenant not to compete, net of accumulated amortization of
 $8,328                                                                   12,159
 Organization costs, net of accumulated amortization of $3,636             9,077
                                                                   -------------
  Total Other Assets                                                      21,236
                                                                   -------------
  Total                                                              $ 1,848,322
                                                                   =============

               See accountant's report and accompanying notes.

                        CARVER GOLF ENTERPRISES, INC.
                          BALANCE SHEET (CONTINUED)
                              December 31, 1996
                    LIABILITIES AND STOCKHOLDERS' DEFICIT

 Current Liabilities:
 Accounts payable                         $    58,305
 Note payable (Note 2)                         29,284
 Accrued expenses                              23,336
                                        -------------
  Total Current Liabilities                   110,925
                                        -------------
Long-Term Debt:
 Due to affiliate (Note 3)                  3,819,815
 Due to stockholders (Note 4)                 182,000
                                        -------------
  Total Long-Term Debt                      4,001,815
                                        -------------
Stockholders' Deficit:
 Common stock,20,000 shares authorized
              no par value, 6,915
              shares
              issued and outstanding          624,000
 Accumulated deficit                       (2,888,418)
                                        -------------
  Total Stockholders' Deficit              (2,264,418)
                                        -------------
  Total                                   $ 1,848,322
                                        =============

               See accountant's report and accompanying notes.

                        CARVER GOLF ENTERPRISES, INC.
                           STATEMENT OF OPERATIONS
                         Year Ended December 31, 1996

                                                       AMOUNT   PERCENT
                                                 ------------ ---------
Income                                             $1,099,774     100.0%
General and administrative expenses (Schedule I)    1,707,970     155.3
                                                 ------------ ---------
Loss from operations                                 (608,196)    (55.3)
Other income (expense):
 Interest expense                                    (306,615)    (27.9)
 Bad debt                                              (7,575)      (.7)
                                                 ------------ ---------
Loss before income taxes                             (922,386)    (83.9)
 Income taxes - state                                    (456)        -
                                                 ------------ ---------
Net loss                                           $ (922,842)    (83.9)%
                                                 ============ =========

               See accountant's report and accompanying notes.

                        CARVER GOLF ENTERPRISES, INC.
                       STATEMENT OF ACCUMULATED DEFICIT
                         Year Ended December 31, 1996

 Accumulated Deficit
---------------------------
 Balance, December 31, 1995
 As previously reported       $(1,957,576)
 Adjustment -(Note 6)              (8,000)
                            --------------
 As restated                   (1,965,576)
 Net loss                        (922,842)
                            --------------
Balance, December 31, 1996    $(2,888,418)
                            ==============

               See accountant's report and accompanying notes.

                        CARVER GOLF ENTERPRISES, INC.

                           STATEMENT OF CASH FLOWS
                         Year Ended December 31, 1996

 Cash flows from (used for) operations:
  Net loss                                                $(922,842)
  Non-cash items included in net loss
  Depreciation and amortization                             703,703
                                                        ------------
  Changes in:
   Prepaid expenses                                        (219,139)
   Other receivables                                         36,365
   Accrued expenses                                         (88,573)
   Accounts payable                                         (39,407)
                                                        ------------
 Net cash provided from (used for) operations              (332,086)
                                                        ------------
Cash provided from (used for) financing activities:
 Payments to affiliate                                      (50,000)
 Proceeds from affiliate                                    300,904
 Proceeds from note payable                                  29,284
 Proceeds from stockholders                                 172,500
 Repayment to stockholders                                 (738,000)
                                                        ------------
  Net cash provided from (used for) financing
   activities                                              (285,312)
                                                        ------------
Cash provided from (used for) investment activities:
 Additions to fixed assets                                   (9,283)
 Issuance of common stock                                   624,000
                                                        ------------
  Net cash used for investment activities                   614,717
                                                        ------------
Net decrease in cash                                         (2,681)

Cash, beginning of year                                       8,912
                                                        ------------
Cash, end of year                                         $   6,231
                                                        ============

               See accountant's report and accompanying notes.

                        CARVER GOLF ENTERPRISES, INC.
                        NOTES TO FINANCIAL STATEMENTS
                         YEAR ENDED DECEMBER 31, 1996

1. Significant Accounting Policies

   Company's activities:
   The Company is engaged in the industry of providing entertainment facilities to the general public.

   Basis of accounting:
   The Company's policy is to prepare its financial statements on the accrual basis of accounting.

   Equipment:
   The cost of equipment is depreciated using the declining balance method over the estimated useful lives of the related assets for financial statement purposes. Repairs and maintenance are charged to operations when incurred. Betterments, renewals and purchases of more than $500.00 are capitalized. When fixed assets are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

2. Note Payable

   Note payable consists of the following:
   Note payable Lloyds Credit Company, monthly payments of $7,533.80, including interest at 13.5%, due April 4, 1997, unsecured.
                                                                       $29,284

3. Due to Affiliate

   Due to Affiliate at December 31, 1996, consists of the following:
   The Company has an informal loan with its affiliate National
   Offset Blanket Supply, Inc. Payments of $50,000 have been made during the year. This loan has no specific due date and accrues interest at 8.25%.
                                                                    $3,819,815

                        CARVER GOLF ENTERPRISES, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                         Year Ended December 31, 1996

4. Due to Stockholders

   Due to stockholders consists of advances to the Company by the stockholders. Repayment terms are undefined and depend upon the continued operation of the Company, and future decisions by management.
                                                                      $182,000

5. Income Taxes

   Income taxes consist of state excise taxes of $456.

6. Prior Period Adjustments

   Beginning accumulated deficit has been restated in the amount of $8,000 due to the fact royalties were shown on the balance sheet as prepaid, rather than expensed in 1995.

7. Lease Obligations

   The Company has the following operating lease obligations:
   A lease to rent space at its operating location in Carver, Massachusetts with a lease term of ten years beginning December 31, 1992, and ending December 31, 2002, with a monthly rent of $6,625.00 as of December 31, 1997, with increases each year for the remaining terms of the lease. The lease contains an option to purchase the premises at any time after December 31, 1997, at a total purchase price of One Million, Seventy Six Thousand Five Hundred Dollars ($1,076,500.00).

   A new lease for a copy machine with a lease term beginning February 15, 1996, and ending January 15, 1999, with monthly payments of $237.20, plus taxes and insurance.

                        CARVER GOLF ENTERPRISES, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                         Year Ended December 31, 1996

7. Lease Obligations (continued)

   Minimum future rental payments under the operating leases as of December 31, 1996, are as follows:

   1997    $ 81,346
   1998      84,846
   1999      86,237
   2000      89,000
   2001      92,000
   2002      95,000
          ---------
           $528,429
          =========

8. Land Restrictions

   An adjacent property owner has a right-of-way through the property, specifically the driving range. An access road was built by Carver Golf Enterprises, Inc. that allows access to the property by going around the perimeter of the property which mitigates any interference. If the adjacent property owner enforces his right to use the right-of-way instead of utilizing the access road, it would have a material impact on income.

9. Subsequent Events

   The assets of the Company have been sold to Family Golf Centers, Inc., a publicly traded company, in exchange for 114,000 shares of Family Golf Centers, Inc. stock which had a value of $22.75 per share, $2,593,500 total, as of the date of sale which was effective June 30, 1997. National Offset Blanket Supply, Inc. will forgive debt to the extent liabilities exceed assets after the sale of assets so that all liabilities can be paid.

10. Revenue Sharing

    Some equipment is not owned, (i.e.) arcade machines etc., by Carver Golf Enterprises, Inc., but is on a revenue sharing agreement and owned by outside parties.

                          SUPPLEMENTARY INFORMATION

                        CARVER GOLF ENTERPRISES, INC.
               SCHEDULE I -GENERAL AND ADMINISTRATIVE EXPENSES
                         Year Ended December 31, 1996

                                                AMOUNT   PERCENT
                                          ------------ ---------
Depreciation                                $  691,739      62.9%
Payroll                                        309,174      28.1
Arcade commissions                              94,755       8.6
Insurance                                       81,125       7.4
Advertising                                     72,685       6.6
Rent                                            72,000       6.5
Ice cream shop expenses                         66,413       6.0
Utilities                                       51,258       4.7
Real estate taxes                               39,487       3.6
Payroll taxes                                   38,021       3.5
Go-cart expenses                                22,463       2.0
Hayride expenses                                20,710       1.9
Driving range expenses                          13,483       1.2
Amortization                                    11,964       1.1
Gasoline                                        11,962       1.1
Arcade redemption                               11,395       1.0
Office                                          10,462       1.0
Operating supplies and expenses                 10,079        .9
Telephone                                        8,183        .8
Medical insurance                                8,042        .7
Legal and accounting                             7,577        .7
Security                                         6,127        .6
Repairs and maintenance                          5,697        .5
Postage                                          5,171        .5
Hayride consulting                               4,250        .4
Mini-golf expenses                               4,220        .4
Bumper boat expenses                             3,952        .4
Water testing expenses                           3,574        .3
Bank service charges                             3,151        .3
Equipment lease                                  2,963        .3
Payroll fees                                     2,430        .2
Fees and permits                                 1,725        .2
Disposal                                         1,641        .1
Dues and subscriptions                           1,605        .1
Uniforms                                         1,600        .1
Donations                                        1,436        .1
Fines                                            1,399        .1
Travel                                           1,143        .1
Orbitron commissions                             1,134        .1
Open house expenses                                974        .1
Batting cages expenses                             801        .1
                                          ------------ ---------
Total General and Administrative Expenses   $1,707,970     155.3%
                                          ============ =========

               See accountant's report and accompanying notes.